Exhibit 10.8

Power of Attorney

I, Wu Bin, a Chinese citizen with Chinese Identification Card No.:                 , and a holder of 11.6% of the entire registered capital in GUANGZHOU VIPSHOP INFORMATION TECHNOLOGY CO., LTD., (“Vipshop”) (“My Shareholding”), hereby irrevocably authorize Guangzhou Vipshop Computer Service Co., Ltd (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Vipshop; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Vipshop’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Vipshop.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Vipshop.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Wu Bin

By:	/s/ Wu Bin

Jan 20, 2011

Witness:	/s/ Shen Ya

Name: Shen Ya
Jan 20, 2011

Power of Attorney

I, Peng Xing, a Chinese citizen with Chinese Identification Card No.:                 , and a holder of 10.4% of the entire registered capital in GUANGZHOU VIPSHOP INFORMATION TECHNOLOGY CO., LTD., (“Vipshop”) (“My Shareholding”), hereby irrevocably authorize Guangzhou Vipshop Computer Service Co., Ltd (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Vipshop; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Vipshop’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Vipshop.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Vipshop.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Peng Xing

By:	/s/ Peng Xing

Jan 20, 2011

Witness: /s/ Shen Ya

Name:	Shen Ya
Jan 20, 2011

Power of Attorney

I, Xu Yu, a Chinese citizen with Chinese Identification Card No.:                 , and a holder of 10.4% of the entire registered capital in GUANGZHOU VIPSHOP INFORMATION TECHNOLOGY CO., LTD., (“Vipshop”) (“My Shareholding”), hereby irrevocably authorize Guangzhou Vipshop Computer Service Co., Ltd (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Vipshop; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Vipshop’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Vipshop.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Vipshop.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Xu Yu

By:	/s/ Xu Yu

Jan 20, 2011

Witness:	/s/ Shen Ya

Name: Shen Ya
Jan 20, 2011

Power of Attorney

I, Shen Ya, a Chinese citizen with Chinese Identification Card No.:                 , and a holder of 41.6% of the entire registered capital in GUANGZHOU VIPSHOP INFORMATION TECHNOLOGY CO., LTD., (“Vipshop”) (“My Shareholding”), hereby irrevocably authorize Guangzhou Vipshop Computer Service Co., Ltd (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Vipshop; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Vipshop’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Vipshop.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Vipshop.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Shen Ya

By:	/s/ Shen Ya

Jan 20, 2011

Witness:	/s/ Hong Xiaobo

Name: Hong Xiaobo
Jan 20, 2011

Power of Attorney

I, Hong Xiaobo, a Chinese citizen with Chinese Identification Card No.:                 , and a holder of 26% of the entire registered capital in GUANGZHOU VIPSHOP INFORMATION TECHNOLOGY CO., LTD., (“Vipshop”) (“My Shareholding”), hereby irrevocably authorize Guangzhou Vipshop Computer Service Co., Ltd (the “WFOE”) to exercise the following rights relating to My Shareholding during the term of this Power of Attorney:

The WFOE is hereby authorized to act on behalf of myself as my exclusive agent and attorney with respect to all matters concerning My Shareholding, including without limitation to: 1) attend shareholders' meetings of Vipshop; 2) exercise all the shareholder's rights and shareholder's voting rights I am entitled to under the laws of China and Vipshop’s Articles of Association, including but not limited to the sale or transfer or pledge or disposition of My Shareholding in part or in whole; and 3) designate and appoint on behalf of myself the legal representative, the executive director and/or director, supervisor, the chief executive officer and other senior management members of Vipshop.

Without limiting the generality of the powers granted hereunder, the WFOE shall have the power and authority under this Power of Attorney to execute the Transfer Contracts stipulated in Exclusive Option Agreement, to which I am required to be a party, on behalf of myself, and to effect the terms of the Share Pledge Agreement and Exclusive Option Agreement, both dated the date hereof, to which I am a party.

All the actions associated with My Shareholding conducted by the WFOE shall be deemed as my own actions, and all the documents related to My Shareholding executed by the WFOE shall be deemed to be executed by me. I hereby acknowledge and ratify those actions and/or documents by the WFOE.

The WFOE is entitled to re-authorize or assign its rights related to the aforesaid matters to any other person or entity at its own discretion and without giving prior notice to me or obtaining my consent.

This Power of Attorney is coupled with an interest and shall be irrevocable and continuously valid from the date of execution of this Power of Attorney, so long as I am a shareholder of Vipshop.

During the term of this Power of Attorney, I hereby waive all the rights associated with My Shareholding, which have been authorized to WFOE through this Power of Attorney, and shall not exercise such rights by myself.

This Power of Attorney is written in Chinese and English; in case there is any conflict between the Chinese version and the English version, the Chinese version shall prevail.

Hong Xiaobo

By:	/s/ Hong Xiaobo

Jan 20, 2011

Witness:	/s/ Shen Ya

Name: Shen Ya
Jan 20, 2011

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